UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 23, 2008
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 FORM OF NON-QUALIFIED SHARE OPTION AGREEMENT (EMPLOYEE FORM)
EX-10.2 FORM OF NON-QUALIFIED SHARE OPTION AGREEMENT (TRUSTEE FORM)
EX-10.3 FORM OF RESTRICTED SHARE AGREEMENT (EMPLOYEE FORM)
EX-10.4 FORM OF RESTRICTED SHARE AGREEMENT (TRUSTEE FORM)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 23, 2008, the Executive Compensation Committee (“Compensation Committee”) of the Board of Trustees of Colonial Properties Trust (the “Company”) determined the annual incentive award, or “non-equity incentive plan compensation,” for 2007 for each of the named executive officers of the Company. These amounts had not been determined at the time of filing of the Company’s proxy statement for the 2008 annual meeting of shareholders (the “Proxy Statement”). The amount of annual incentive compensation awarded to the Company’s named executive officers, and the amount of compensation that would have been reflected in the “Total” column of the Summary Compensation Table included in the Proxy Statement had the amounts been determined prior to filing the Proxy Statement, are set forth below.

	Non-Equity Incentive Plan
Name and Principal Position	Compensation	Total
Robert A. Jackson	$81,833	$957,569
Executive Vice President — Office Division
Explanatory Notes:
     The Compensation Committee approved annual incentive compensation awards to the named executive officers for 2007 as follows: Mr. Thompson — $393,530; Mr. Andress — $393,530; Mr. Earle — $77,311; and Mr. Jackson — $109,110. The amount shown in the “Non-Equity Incentive Plan Compensation” reflects only the amount of the annual incentive compensation award that the named executive officer elected to receive in cash. For 2007, each of Messrs. Thompson, Andress and Earle elected to receive 100% of his annual incentive plan award in the form of restricted common shares instead of cash.
     As previously disclosed in the Proxy Statement, pursuant to the terms of the annual incentive compensation plan for 2007, the named executive officers were required to take 25% of their annual incentive plan award in the form of restricted common shares instead of cash. In addition, the named executive officers could elect to receive all or a portion of the remaining 75% of the award in the form of restricted common shares instead of cash. Officers who elect to receive between 25% and 50% of their award in restricted shares receive shares having a market value on the award date equal to 125% of the amount received in restricted shares (i.e., an additional 25% in restricted common shares), and officers who elect to receive more than 50% of their award in restricted shares receive shares having a market value on the award date equal to 140% of the elected amount (i.e., an additional 40% in restricted common shares). Thus, the following restricted share grants were approved by the Compensation Committee on April 23, 2008 in lieu of the cash payments: Mr. Thompson — 23,385 shares; Mr. Andress — 23,385 shares; Mr. Earle — 4,594 shares; and Mr. Jackson — 1,447 shares.
     All restricted share awards are subject to a three-year vesting period (50% vests on the first anniversary of the date of grant, and 25% vests on each of the second and third anniversaries of the date of grant). Pursuant to rules of the Securities and Exchange Commission (the “SEC”), the portion of the annual incentive award received in restricted shares will be included in the Company’s 2008 Grants of Plan-Based Awards Table.
     Each of the awards identified above were granted under the Company’s 2008 Omnibus Incentive Plan (“Omnibus Plan”), which was approved by shareholders at the Company’s annual meeting of shareholders held on April 23, 2008. The Compensation Committee also adopted forms of share option agreements and restricted share agreements to be used for grants of awards to employees and trustees under the Omnibus Plan (including with respect to the awards described above). Copies of the forms of option agreements and restricted share agreements approved by the Compensation Committee for use under the Omnibus Plan are attached hereto as Exhibits 10.1 through 10.4.
     As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 4, 2008 (the “April 4th Form 8-K”), on March 31, 2008, Charles McGehee retired as Executive Vice President, Mixed-Use Development Division of the Company. In connection with his retirement and in recognition of his long service to the Company, the Company and Mr. McGehee entered into a Settlement Agreement and General Release, as more fully described in the April 4th Form 8-K.

          In addition, on April 23, 2008, the Compensation Committee approved the following long-term incentive compensation option share and restricted common share awards for 2007 for each of the named executive officers (all of the following awards were granted on April 23, 2008):

	Share Option	Restricted Share
Name and Principal Position	Grants (#)	Awards (#)
C. Reynolds Thompson, III	41,758	8,352
Chief Executive Officer
Weston M. Andress	41,758	8,352
President and Chief Financial Officer
Paul F. Earle	8,204	1,641
Executive Vice President — Multifamily Division
Robert A. Jackson	11,578	2,316
Executive Vice President — Office Division
          Each option and restricted share award described in the table above was granted pursuant to the Omnibus Plan, vests in five equal annual installments beginning on the first anniversary of the date of grant and is evidenced by the form of option agreement or restricted share agreement, as applicable, as approved by the Compensation Committee for grants to employees under the Omnibus Plan, as referenced above.
          In addition to the above-described awards, on April 23, 2008, the Compensation Committee approved the following additional special awards of restricted shares to each of Messrs. Earle and Jackson, under the Omnibus Plan: Mr. Earle — 14,856 shares; and Mr. Jackson — 7,428 shares. Each of these special awards, which reflect increased responsibilities, vests in five equal annual installments beginning on the first anniversary of the date of grant and is evidenced by the form of restricted share agreement as approved by the Compensation Committee for grants to employees under the Omnibus Plan, as referenced above.
          Also on April 23, 2008, Mr. Thomas H. Lowder, the Chairman of the Board of the Company, received an annual incentive compensation plan award for 2007 of $256,650. As previously disclosed in the Proxy Statement, Mr. Lowder’s award was to be determined at the time 2007 awards were to be determined for the named executive officers. Mr. Lowder elected to receive 100% of his award in the form of restricted common shares instead of cash. As a result, under the terms of the award, Mr. Lowder received an award of 15,251 shares, consisting of restricted shares having a market value on the award date equal to 140% of the elected amount (i.e., an additional 40% in restricted common shares). This award is subject to a three-year vesting period (50% vests on the first anniversary of the date of grant, and 25% vests on each of the second and third anniversaries of the date of grant). In addition, on April 23, 2008, Mr. Lowder received the following long-term incentive compensation option share and restricted common share awards for 2007: 27,234 option shares and 5,447 restricted shares. These awards vest in five equal annual installments beginning on the first anniversary of the date of grant. Each of the awards granted to Mr. Lowder on April 23, 2008 was granted under the Omnibus Plan and is evidenced by the form of share option agreement or restricted share agreement, as applicable, approved by the Compensation Committee for grants to trustees under the Omnibus Plan, as referenced above.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The exhibits required as part of this Current Report on Form 8-K are listed on the Exhibit Index which appears elsewhere in this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: April 29, 2008	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Document

10.1	Form of Non-Qualified Share Option Agreement — Employee Form

10.2	Form of Non-Qualified Share Option Agreement — Trustee Form

10.3	Form of Restricted Share Agreement — Employee Form

10.4	Form of Restricted Share Agreement — Trustee Form